UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 8, 1999


                               GORAN CAPITAL, INC.

                         Jurisdiction of Incorporation:
                                     Canada

    Commission File Number                           IRS Employer Id. Number
       No. 000-24366                                      Not Applicable


                     Address of Principal Executive Offices:
                              181 University Avenue
                               Box 11, Suite 1101
                            Toronto, Ontario M5H 3M7

                               4720 Kingsway Drive
                           Indianapolis, Indiana 46205

                                  Telephone No.
                             (416) 594-1155 (Canada)
                              (317) 259-6400 (U.S.)










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ITEM 5.  OTHER EVENTS.

Goran Capital Inc. ("Goran") today announces that the Audit Committee and Board of Directors of its significant subsidiary, Symons International Group, Inc. ("SIG"), has approved the appointment, effective immediately, of Arthur Andersen LLP ("Andersen") as SIG's independent auditor to replace PricewaterhouseCoopers LLP ("PWC"), whose resignation was accepted effective June 1, 1999.

Goran's relationship with its independent auditor, Schwartz Levitsky Feldman ("SLF") remains unchanged.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Goran Capital Inc.



                                          By:   /s/  Alan G. Symons
                                                     Alan G. Symons
                                                     Chief Executive Officer

                                          Date:  June 8, 1999